SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:   January 8, 2002



                             HEALTHSOUTH Corporation

                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         1-10315                 63-0860407
     -------------                    -----------               ----------
     State or Other                   (Commission            (I.R.S. Employer
Jurisdiction of Incorporation         File Number)           Identification No.)
    or Organization)



 One HEALTHSOUTH Parkway
    Birmingham, Alabama                                              35243
 ---------------------------                                       ---------
   (Address of Principal                                           (Zip Code)
     Executive Offices)

 Registrant's Telephone Number,
    Including Area Code:                                         (205) 967-7116

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 19, 2003, HEALTHSOUTH Corporation issued the following press release concerning an investigation by agents of the United States Government:


                                                           FOR IMMEDIATE RELEASE
                                                                  MARCH 19, 2003


                          HEALTHSOUTH ISSUES STATEMENT
                            ON FEDERAL INVESTIGATION


BIRMINGHAM, Alabama - HEALTHSOUTH Corporation (NYSE:HRC) announced that, on the evening of March 18, 2003, agents from the Federal Bureau of Investigation served a search warrant at the company's corporate headquarters and were provided access to a number of current and historical financial records and other materials. The agents also served an additional grand jury subpoena on the company on behalf of the United States Attorney's Office, whose investigation has been previously disclosed by the company, relating to the same information. In addition, the company is aware that additional subpoenas were served on certain company employees. The company continues to cooperate fully with the authorities in their investigation. However, the company cannot predict the course or outcome of the investigation.

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to the nature or status of the investigation described are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                      #####

                         FOR MORE INFORMATION, CONTACT:
                 INVESTOR RELATIONS: JASON BROWN, (205) 967-7116
               MEDIA: HEALTHSOUTH PUBLIC RELATIONS, (205) 969-7584

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2003.


                                       HEALTHSOUTH CORPORATION


                                       By         /s/  WILLIAM W. HORTON
                                         --------------------------------------
                                                      William W. Horton
                                                  Executive Vice President
                                                     and Corporate Counsel